Exhibit 10.1

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of January 28, 2019 (the “First Amendment Effective Date”), is made by and among PURPLE INNOVATION, LLC, a Delaware limited liability company (“Borrower”) and COLISEUM CAPITAL PARTNERS, L.P. (“CCP”), BLACKWELL PARTNERS LLC – Series A (“Blackwell”), COLISEUM CO-INVEST DEBT FUND, L.P. (together with CCP and Blackwell, “Lenders”). Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Original Credit Agreement (as defined herein) or the Amended and Restated Credit Agreement (as defined herein), as applicable.

W i t n e s s e t h

WHEREAS, reference is hereby made to that certain Credit Agreement by and among Borrower and Lenders party thereto, dated as of February 2, 2018 (as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Original Credit Agreement”); and

WHEREAS, Borrower has requested and Lenders have agreed to provide the Incremental Loan (as defined in the Form A&R Credit Agreement) subject only to the receipt of the Shareholder Approval (as defined below) and the conditions set forth in Section 3.1 of the form of amended and restated credit agreement attached hereto as Annex A (the “Form A&R Credit Agreement”) and Borrower and Lenders have further agreed to amend and restate the Original Credit Agreement to, among other things, secure the Obligations, provide for the issuance of the Incremental Funding Date Warrants (as defined in the Form A&R Credit Agreement) and make the other modifications contemplated by the Form A&R Credit Agreement (as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Amended and Restated Credit Agreement”).

NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree as follows:

STATEMENT OF TERMS

1. Incremental Loan Commitments. Subject to the terms and conditions set forth in this Amendment and in the Form A&R Credit Agreement, each of CCP and Blackwell (in such capacity, collectively, the “Incremental Lenders” and each, an “Incremental Lender”) hereby, severally and not jointly, commits to provide to Borrower 78.4% and 21.6%, respectively, of the aggregate principal amount of the Incremental Loan (each such Incremental Lender’s commitment, an “Incremental Commitment”); provided, that such Incremental Commitments shall expire upon the earlier of (a) the funding of such Incremental Lender’s Incremental Loan pursuant to the Amended and Restated Credit Agreement and (b) March 31, 2019 (the “Commitments Outside Date”); provided, however, that any Incremental Lender may terminate its Incremental Commitment hereunder in its sole discretion prior to the Commitments Outside Date if (x) Borrower has not filed a preliminary proxy statement with the Securities and Exchange Commission in connection with the Shareholder Approval on or prior to January 23, 2019, or (y) if the Amended and Restated Credit Agreement shall not have become effective on or prior to February 28, 2019 or (z) there has been a substantial change in the leadership team of the Borrower or the Parent Guarantor as determined by the Incremental Lenders in their reasonable discretion, other than such potential changes that have been disclosed to CCP prior to the date hereof.

2. Agreement to Amend & Restate. So long as Borrower has obtained the requisite shareholder approval to enter into, and perform all obligations under (to the extent such approval is required), the Amended and Restated Credit Agreement (“Shareholder Approval”) on or prior to the Commitments Outside Date and Incremental Lenders have not terminated their Incremental Commitment, Borrower and Lenders agree to promptly enter into the Amended and Restated Credit Agreement substantially in the form of the Form A&R Credit Agreement, subject only to the receipt of such Shareholder Approval and the satisfaction of the conditions precedent set forth in Section 3.1 of the Form A&R Credit Agreement.

3. Representations and Warranties. To induce Lenders to enter into this Amendment, Borrower and Parent Guarantor hereby represent and warrant to each Lender as follows: (a) each representation and warranty set forth in the Original Credit Agreement is true and correct in all material respects (without duplication of any materiality qualifiers already set forth therein) as of the date hereof (except to the extent such representation or warranty relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects (without duplication of any materiality qualifiers already set forth therein) on and as of such earlier date); (b) no Default or Event of Default has occurred and after giving effect to this Amendment, no Default or Event of Default will exist or be continuing as of the date hereof; (c) Borrower and Parent Guarantor each has the power and is duly authorized to enter into, deliver and perform this Amendment and to perform its obligations under the Original Credit Agreement; and (d) each of this Amendment and the Original Credit Agreement constitutes the legal, valid and binding obligation of Borrower and Parent Guarantor enforceable against each in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditors’ rights generally or equitable principles relating to enforceability.

4. Conditions Precedent to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the fulfillment of the following conditions precedent, as determined by Lenders:

(a) Lenders shall have received a duly executed copy of this Amendment;

(b) no Default or Event of Default shall have occurred and be continuing after or shall be caused as a result of giving effect to this Amendment;

(c) the representations and warranties contained in (i) Section 3 of this Amendment and (ii) in the Original Credit Agreement (determined as if any updated information contained in the schedules attached to the Amended and Restated Credit Agreement also applied, as of the date hereof, to the schedules attached to the Original Credit Agreement), in each case, must be true and correct in all material respects as of the date hereof; and

(d) Borrower shall have paid all of Lenders’ reasonable and documented out-of-pocket expenses and all other fees required to be paid in connection with this Amendment under the Original Credit Agreement.

5. Continuing Effect of Original Credit Agreement. Except as expressly amended and modified hereby, the provisions of the Original Credit Agreement, are and shall remain in full force and effect, and are hereby ratified and confirmed by Borrower and Parent Guarantor.

6. Release. In consideration of the agreements of Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of Borrower and Parent Guarantor, on behalf of itself and its successors and assigns (individually, a “Releasing Party”, and collectively, the “Releasing Parties”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Lenders and their successors and assigns, and their respective present and former affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (each of Lenders and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set off, demands and liabilities (collectively, “Claims”) whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which the Releasing Parties or any of them may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment for or on account of, or in relation to, or in any way in connection with the Obligations, the Original Credit Agreement or any of the Loan Documents, or transactions, course of performance or course of dealing thereunder or related thereto; provided that, in each case, the foregoing release shall not apply to (a) Claims of fraud or willful misconduct or (b) Claims against any Releasee in such Releasee’s capacity as a holder of Equity Interests in Borrower or Parent Guarantor (other than in connection with receipt of warrants in connection herewith).

7. Original Credit Agreement Provisions. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW SET FORTH IN SECTION 7.10 OF THE ORIGINAL CREDIT AGREEMENT AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.

8. Counterparts. This Amendment is a Loan Document and may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any signature delivered by a party via facsimile or other electronic delivery shall be deemed to be an original signature hereto.

[Signatures on Following Pages]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first specified above.

BORROWER:

PURPLE INNOVATION, LLC,
a Delaware limited liability company

By:	/s/ Joseph B. Megibow
Name:	Joseph B. Megibow
Title:	CEO of Manager

PARENT GUARANTOR:

PURPLE INNOVATION, INC.,
a Delaware corporation

By:	/s/ Joseph B. Megibow
Name:	Joseph B. Megibow
Title:	CEO

LENDERS:

COLISEUM CAPITAL PARTNERS, L.P.
By: Coliseum Capital, LLC, its General Partner

By:	/s/ Chris Shackleton
	Name:	Chris Shackleton
	Title:	Manager

BLACKWELL PARTNERS LLC – Series A
By: Coliseum Capital Management, LLC, its Attorney-in-Fact

By:	/s/ Chris Shackleton
	Name:	Chris Shackleton
	Title:	Managing Partner

COLISEUM CO-INVEST DEBT FUND, L.P.
By: Coliseum Capital, LLC, its General Partner

By:	/s/ Chris Shackleton
	Name:	Chris Shackleton
	Title:	Manager

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